Morgan Stanley Select Dimensions Investment Series - Flexible Income
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Fresenius Medical Care US FINA 6.500%
due 9/15/2018
Purchase/Trade Date:	 9/8/2011
Offering Price of Shares: $98.623
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.24
Brokers: Credit Suisse, JP Morgan, Morgan Stanley, Societe Generale Corporate & Investment Banking, Barclays Capital, Commerzbank, BayernLB, BBVA, BNP Paribas, Credit Agricole CIB, DZ Bank AG, HELABA, Landesbank Baden-Wurttemberg, Raiffeisen Bank International AG, The Royal Bank of Scotland, UniCredit Bank, WestLB, DnB NOR Markets, HSBC, Scotia Capital, TD Securities, Wells Fargo Securities
Purchased from: JPMorgan Securities

Securities Purchased: Sealed Air Corp. 8.125% due 9/15/2019
Purchase/Trade Date:	 9/16/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund:  0.010
Percentage of Fund's Total Assets: 0.31
Brokers: Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBS Securities Inc., BNP Paribas Securities Corp., Credit Agricole Securities (USA) LLC, Rabo Securities USA, Inc.
Purchased from: Banc of America

Securities Purchased: Dolphin Subsidiary II Inc. 7.25%
due 10/15/2021
Purchase/Trade Date:	 9/26/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.52
Brokers: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., JP Morgan Securities LLC, Morgan Stanley & Co. LLC,
BNP Paribas Securities Corp., Credit Agricole Securities (USA), Inc., Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc. Purchased from: Banc of America

Securities Purchased:	 American Tower Corp. 5.900% due 11/12021
Purchase/Trade Date:	  10/3/2011
Offering Price of Shares: $99.858
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.17
Brokers: Barclays Capital, BofA Merrill Lynch, Credit Agricole CIB, RBC Capital Markets, BNP Paribas, Credit Suisse, Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BBVA Securities, Citigroup, HSBC, Mizuho Securities, Santander
Purchased from: RBS Securities

Securities Purchased:	 The Mosaic Co. 3.750% due 11/15/2021
Purchase/Trade Date:	  10/17/2011
Offering Price of Shares: $99.088
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.06
Brokers: Barclays Capital, BofA Merrill Lynch, Morgan Stanley,
Wells Fargo, US Bancorp, BNP Paribas, Goldman, Sachs & Co., Scotia
Capital
Purchased from: Merrill Lynch

Securities Purchased:	 Sonoco Products Co. 5.750% due 11/1/2040
Purchase/Trade Date:	  10/20/2011
Offering Price of Shares: $101.649
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities,
Deutsche Bank Securities, Mitsubishi UFJ Securities, TD Securities,
US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 EQT Corp. 4.875% due 11/15/2021
Purchase/Trade Date:	  11/2/2011
Offering Price of Shares: $99.085
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.10
Brokers: Barclays Capital, Deutsche Bank Securities, J.P. Morgan,
SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Huntington Investment Company,
UBS Investment Bank, US Bancorp, CIBC, Credit Agricole CIB
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Cigna Corp. 2.750% due 11/15/2016
Purchase/Trade Date:	  11/3/2011
Offering Price of Shares: $99.921
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.25
Brokers: Morgan Stanley, BofA Merrill Lynch, UBS Investment Bank,
HSBC
Purchased from: Merrill Lynch

Securities Purchased:	 Lyondellbasell Industries NV 6.000%
due 11/15/2021
Purchase/Trade Date:	  11/4/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, J.P. Morgan, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, HSBC, ING, Morgan Stanley, Scotia Capital, UniCredit, Wells
Fargo Securities
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 2.500% due 11/15/2016
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.897
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.14
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Amgen Inc. 3.875% due 11/15/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.720
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Mitsubishi UFJ Securities, UBS Investment Bank, SMBC Nikko
Purchased from: Merrill Lynch

Securities Purchased:	 Peabody Energy Corp. 6.000% due 11/15/2018
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund:  0.005
Percentage of Fund's Total Assets: 0.31
Brokers:  Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley & Co. LLC, UBS Securities LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., RBS Securities Inc., Banco Bilbao Vizcaya Argentaria, S.A., Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, Santander Investment Securities Inc., U.S. Bancorp. Investments, Inc., Wells Fargo Securities, LLC, ANZ Securities, Inc., Fifth Third Securities, Inc., nabSecurities, LLC, SMBC Nikko Capital Markets Limited, Standard Chartered Bank, Westpac Banking Corporation
Purchased from: Merrill Lynch

Securities Purchased:	 Teva Pharmaceutical Finance IV 3.650%
due 11/10/2021
Purchase/Trade Date:	  11/7/2011
Offering Price of Shares: $99.635
Total Amount of Offering: $875,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund:  0.009
Percentage of Fund's Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Citigroup, Credit Suisse,
Goldman, Sachs & Co., HSBC, J.P. Morgan, Morgan Stanley
Purchased from: Goldman Sachs

Securities Purchased:	 Simon Property Group, LP 4.125% due 12/1/2021
Purchase/Trade Date:	  11/10/2011
Offering Price of Shares: $99.689
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Citigroup, J.P. Morgan, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, Mitsubishi UFJ
Securities, RBC Capital Markets, SMBC Nikko, SunTrust Robinson
Humphrey, US Bancorp
Purchased from: Merrill Lynch

Securities Purchased:	 Host Hotels & Resorts LP 6.000% due 10/1/2021
Purchase/Trade Date:	  11/14/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund: 0.078
Percentage of Fund's Total Assets: 0.97
Brokers:  JP Morgan, BofA Merrill Lynch, Goldman, Sachs & Co.,
Wells Fargo Securities, BNY Mellon Capital Markets, LLC, Deutsche
Bank Securities, Scotia Capital, BBVA, Credit Agricole CIB, Credit Suisse, Morgan Stanley, RBC Capital Markets, Morgan Keegan, PNC
Capital Markets LLC
Purchased from: JP Morgan

Securities Purchased:	 Transocean Inc. 6.375% due 12/15/2021
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.946
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.13
Brokers: Barclays Capital, Credit Suisse, Mitsubishi UFJ Securities, Wells Fargo Securities, Citigroup, J.P. Morgan, Credit Agricole CIB, DNB Markets, Goldman, Sachs & Co., Standard Chartered Bank
Purchased from: Barclays Capital Inc.

Securities Purchased:	 Vornado Realty LP note 5.00% due 1/15/2022
Purchase/Trade Date:	  11/30/2011
Offering Price of Shares: $99.546
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund:  0.014
Percentage of Fund's Total Assets: 0.23
Brokers: BofA Merrill Lynch, Citigroup, Deutsche Bank Securities, J.P. Morgan, Barclays Capital, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, BB&T Capital Markets, BNY Mellon Capital Markets, LLC Capital One Southcoast, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC, SMBC Nikko, US Bancorp
Purchased from: Deutsche Bank Securities

Securities Purchased:	 Hewlett-Packard Co. 4.650% due 12/9/2021
Purchase/Trade Date:	  12/6/2011
Offering Price of Shares: $99.707
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.19
Brokers: Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BNP
Paribas, BofA Merrill Lynch, Citigroup, Credit Suisse, HSBC, Mizuho Securities, RBS, Wells Fargo Securities
Purchased from: Goldman Sachs